Exhibit 13

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pierre Haren, Chairman and Chief Executive Officer of ILOG, a société anonyme organized under French law, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

•	the Annual Report of ILOG on Form 20-F for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of ILOG.

This certification will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that ILOG specifically incorporates it by reference.

By:	/s/ Pierre Haren
Name:	Pierre Haren
Title:	Chairman and Chief Executive Officer

Date:    November 5, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Roger Friedberger, Chief Financial Officer of ILOG, a société anonyme organized under French law, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

•	the Annual Report of ILOG on Form 20-F for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of ILOG.

This certification will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that ILOG specifically incorporates it by reference.

By:	/s/ Roger D. Friedberger
Name:	Roger D. Friedberger
Title:	Chief Financial Officer

Date:    November 5, 2003